Note 14 - Preferred Stock and Common Stock Warrants	12 Months Ended
Dec. 31, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

NOTE 14:     PREFERRED STOCK AND COMMON STOCK WARRANT

On January 30, 2009, as part of the U.S. Department of the Treasury's Troubled Asset Relief Program's Capital Purchase Program (“CPP”), the Company entered into a Securities Purchase Agreement - Standard Terms with the United States Department of the Treasury (the "Treasury") pursuant to which the Company sold to the Treasury 17,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the "Series A Preferred Stock") and issued a ten year warrant (the "Warrant") to purchase 459,459 shares of the Company's common stock (the "Common Stock") for $5.55 per share (the "Warrant Shares") for a total purchase price of $17.0 million (the "Transaction").

The Series A Preferred Stock qualifies as Tier 1 capital and is entitled to cumulative preferred dividends at a rate of 5% per year for the first five years, payable quarterly, and 9% thereafter. The Series A Preferred Stock has a liquidation preference of $1,000 per share, plus accrued and unpaid dividends. The failure by the Company to pay a total of six quarterly dividends, whether or not consecutive, gives the holders of the Series A Preferred Stock the right to elect two directors to the Company's board of directors.

On June 13, 2012, with regulatory approval, the Company redeemed $5 million of the Series A Preferred Stock, including accrued and unpaid dividends of $19,444. The Company may redeem additional shares of the Series A Preferred Stock for $1,000 per share, plus accrued and unpaid dividends, in whole or in part, subject to regulatory approval.

The Company entered into a Placement Agency Agreement with the Treasury on April 15, 2013 in connection with a private auction by the Treasury of the remaining 12,000 shares of Series A Preferred Stock conducted immediately thereafter. On April 29, 2013, the Treasury settled the sale of such shares of Series A Preferred Stock to the winning bidders in the private auction, consisting of six parties unrelated to the Company.

On May 8, 2013, the Company notified the Treasury of its intent to repurchase the Warrant at its fair market value. The Board of Directors of the Company had previously determined that it would be in the best interest of the Company and its stockholders to repurchase the Warrant and determined the Warrant’s fair market value to be $2,003,250 (the “Fair Market Value”). On May 10, 2013, the Treasury notified the Company that it had accepted the Company’s offer to repurchase the Warrant at its Fair Market Value. Accordingly, on May 15, 2013, the Company entered into a Letter Agreement with Treasury pursuant to which the Company repurchased the Warrant for $2,003,250 in cash. As a result of the aforementioned, the Warrant is no longer issued or outstanding and the Company’s participation in the CPP is completed. In addition, though the Series A Preferred Stock remains outstanding, as a result of the Treasury’s sale of the Series A Preferred stock to third-party investors on April 29, 2013, the Treasury no longer possesses any securities issued by the Company. Any repurchase or redemption of the Series A Preferred Stock by the Company would require regulatory approval.